Impairment of Joint Venture and Intangible Assets	12 Months Ended
Dec. 31, 2010
Impairment of Joint Venture and Intangible Assets

NOTE 4

Impairment of Joint Venture and Intangible Assets

On June 3, 2008 Sanswire, TAO Technologies Gmbh (“TAO”) and Professor Bernd Kroeplin (“Kroeplin”) restructured the November 2007 agreement and entered into a new agreement to form a 50/50 U.S. based joint venture company owned by Sanswire and TAO to be called Sanswire-TAO Corp. to place, among other things, the license rights to certain TAO intellectual property for the exclusive use in the U.S., Canada and Mexico. The intellectual property included, but was not limited to, an existing patent in Germany as well as any updates to that patent. This integration of Sanswire and Stuttgart, Germany-based TAO was intended to create various strategic advantages for both companies.

On June 3, 2008, the Company reclassified the transaction as the purchase of assets and recognized a $3,229,000 intangible asset related to the intellectual property, including the German patent. The $391,000 paid during 2007 was applied as payment towards the investment. During 2008, the Company paid an additional $653,000 for the investment, made up of $385,000 in cash and the issuance of 2,680,000 shares of the Company’s common stock valued at $268,000. After application of the prior payments, the balance of $2,185,000 due for the investment was included in accrued expenses as of December 31, 2009 and remained in accrued expenses as of December 31, 2010 (see Note 6).

The Company had been amortizing the intangible asset assuming a definite life equal to the remaining life of the patent, which was through March 3, 2012. During the normal process of testing for an intangible impairment, the Company updated its ASC 360 analysis as of the end of December 2009 and determined there were no cash flows associated with the Company’s intangible assets. The Company then determined that the appropriate method of determining if any impairment was necessary was the stated value for the intangible assets.

In the fourth quarter of 2010, the Company entered into discussions with TAO and Kroeplin as to the future relationship between the parties and the status of the joint venture. On March 22, 2011, the Company entered into a Settlement Agreement by and among the Company, TAO, Kroeplin and Global Telesat Corp., providing for, among other things, the termination of all existing agreements between the parties (the “Old Agreements”); the retention by TAO and Kroeplin of all cash and shares of the Company’s common stock previously paid to them; the shipping back to TAO by the Company of the old STS 111 (SD34) airship; the discharge of $2,474,753 in debt owed by the Company under the Old Agreements; and the winding down and dissolution of the joint venture, Sanswire-TAO Corp. The Company has decided to base its business going forward exclusively on the technology developed for it by Eastcor Engineering in the United States. Accordingly, the Company has taken an impairment charge of $1,210,875 representing the remaining unamortized balance of the intangible asset at December 31, 2010.